UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023

Graybug Vision, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39538	45-2120079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

274 Redwood Shores Parkway, P.O. Box 144
Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 487-2805

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRAY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submissions of Matters to a Vote of Security Holders.

As previously reported, on November 21, 2022, Graybug Vision, Inc. (“Graybug”) entered into the Agreement and Plan of Merger and Reorganization by and among Graybug, CalciMedica, Inc., a Delaware corporation (“CalciMedica”) and Camaro Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Graybug (“Merger Sub”), (as amended on February 10, 2023, the “Merger Agreement”). Pursuant to the Merger Agreement and subject to the satisfaction of the conditions described in the Merger Agreement, Merger Sub will be merged with and into CalciMedica, with CalciMedica surviving such merger as a wholly owned subsidiary of Graybug (the “Merger”).

At the time the Merger closes (the “Effective Time”) each share of CalciMedica capital stock outstanding immediately prior to the Effective Time (excluding any shares held as treasury stock by CalciMedica or held or owned by Graybug, Merger Sub or any subsidiary of Graybug or CalciMedica and any dissenting shares), after giving effect to the automatic conversion of each share of CalciMedica preferred stock into shares of CalciMedica common stock immediately prior to the Effective Time in accordance with the relevant provisions of CalciMedica’s organizational documents (the “Preferred Stock Conversion”), the automatic exercise of certain CalciMedica warrants to purchase shares of CalciMedica capital stock immediately prior to the Effective Time in accordance with their terms and the conversion of CalciMedica convertible promissory notes, as may be amended, into CalciMedica common stock pursuant to their terms, will be automatically converted solely into the right to receive a number of shares of Graybug common stock (the “Shares”) equal to the Exchange Ratio (as defined in the Merger Agreement), with any fractional share issuable to a holder aggregated with all other fractional shares issuable to such holder and rounded up to the nearest whole share of Graybug common stock.

In connection with the Merger, Graybug prepared and filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2023 a definitive proxy statement which was first mailed by Graybug to its stockholders on or about February 13, 2023 (the “Proxy Statement”). The Proxy Statement sought the approval of Graybug’s stockholders to, among other things, approve (i) the filing of an Amended and Restated Certificate of Incorporation to effect a reverse stock split of all outstanding Shares at a reverse stock split ratio mutually agreed upon by Graybug and CalciMedica, (ii) the issuance of Graybug common stock or other securities of Graybug that represent (or are convertible into) more than 20% of the Shares outstanding immediately prior to the Merger in connection with the transactions contemplated by the Merger Agreement and the change of control of Graybug resulting from such transactions pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively (collectively, the matters contemplated by the foregoing clauses (i) and (ii), the “Transaction Proposal”) and (iii) the adoption of the CalciMedica 2023 Equity Incentive Plan and the CalciMedica 2023 Employee Stock Purchase Plan (collectively with the Transaction Proposal, the “Graybug Stockholder Proposals”).

On March 15, 2023 at 9:00 a.m., Pacific Standard Time, Graybug held a special meeting of its stockholders (the “Special Meeting”) at which the stockholders voted on the proposals set forth below, each of which is described in detail in the Proxy Statement.

As of February 7, 2023, the record date for the Special Meeting, there were 21,696,433 Shares issued and outstanding and entitled to vote. There were 14,330,535 Shares presented in person or represented by proxy at the Special Meeting. The final voting results for each proposal submitted to the stockholders of Graybug at the Special Meeting are included below.

Each of the proposals described below was approved by Graybug’s stockholders.

PROPOSALS:

PROPOSAL 1 “The Share Issuance Proposal”:

To approve the issuance of Graybug common stock in the Merger and the resulting change of control under the Nasdaq Rules.

For	Against	Abstain
13,155,174	1,160,128	15,233

PROPOSAL 2 “The Amended and Restated Certificate of Incorporation Proposal”:

To approve the Amended and Restated Certificate of Incorporation.

For	Against	Abstain
13,142,209	1,170,391	17,935

PROPOSAL 3 “The CalciMedica 2023 Equity Incentive Plan Proposal”:

To approve the CalciMedica 2023 Equity Incentive Plan.

For	Against	Abstain
12,085,467	1,957,455	287,613

PROPOSAL 4 “The CalciMedica 2023 Employee Stock Purchase Plan Proposal”:

To approve the CalciMedica 2023 Employee Stock Purchase Plan.

For	Against	Abstain
13,118,277	943,669	268,589

PROPOSAL 5 “Possible Adjournment of the Special Meeting Proposal”:

To approve the possible adjournment of the Special Meeting.

For	Against	Abstain
12,820,365	1,424,995	85,175

Item 8.01.	Other Events.

Stock Split

The board of directors of Graybug (the “Board”) has determined to set effect a reverse stock split of Graybug’s common stock at a ratio of 14 to 1 (“the Reverse Stock Split”). The Reverse Stock Split will become effective following the close of trading hours March 17, 2023, and the Shares will begin trading on a split-adjusted basis on March 20, 2023.

Upon the effectiveness of the Reverse Stock Split on March 17, 2023, every 14 shares of the Company’s issued and outstanding common stock will be automatically combined and reclassified into one issued and outstanding share of common stock. No fractional shares will be issued in connection with the Reverse Stock Split and stockholders will be entitled to a cash payment in lieu of any fractional shares. The Reverse Stock Split will not affect any stockholder’s ownership percentage of Graybug’s common stock, alter the par value of Graybug’s common stock, or modify any voting rights or other terms of the common stock. In addition, a proportionate adjustment will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding stock options and warrants to purchase shares of common stock and the number of shares reserved for issuance pursuant to Graybug’s equity incentive plans. Immediately prior to the Reverse Stock Split, there were approximately 21,997,030 shares of common stock outstanding. After the Reverse Stock Split, there will be approximately 1,571,216 shares outstanding.

At the market open on March 20, 2023, Graybug’s common stock will trade on The Nasdaq Global Market, will be assigned a new CUSIP number (38942Q 202), and will trade on a split-adjusted basis.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which include, but are not limited to, statements regarding the expected timing and completion of the Reverse Stock Split. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Graybug’s and CalciMedica’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties included under the caption “Risk Factors” and elsewhere in Graybug’s most recent filings with the SEC, including its Annual Report on Form 10-K for the twelve months ended December 31, 2022 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on Graybug’s web page at https://investors.graybug.vision/ under the “SEC Filings” section.

The forward-looking statements included in this communication are made only as of the date hereof. Graybug assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYBUG VISION, INC.

By:	/s/ Frederic Guerard
Frederic Guerard, Pharm.D.
Chief Executive Officer
(Principal Executive Officer)

Dated: March 15, 2023